CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
CONSOLIDATED STATEMENTS OF OPERATIONS [Abstract]
Revenue	$ 7,213,088	$ 5,274,608
Cost of Revenue	2,106,937	1,928,934
Gross Profit	5,106,151	3,345,674
OPERATING EXPENSES
Selling expenses	298,151	238,215
General and administrative	1,826,994	1,709,511
Total Operating Expenses	2,125,145	1,947,726
Net income from operations	2,981,006	1,397,948
OTHER INCOME (EXPENSE):
Other income (expense)	(395)	307
Total Other Income	(395)	307
Income from operations	$ 2,980,611	$ 1,398,255
Current Income Tax Expense (Benefit)
Deferred Income Tax Expense (Benefit)
Net Income	$ 2,980,611	$ 1,398,255
BASIC AND DILUTED INCOME PER COMMON SHARE	$ 2,980.61	$ 1,398.26
BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	1,000	1,000